UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K


                             CURRENT REPORT Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of report (Date of earliest event reported)  September 29, 2004
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                       Renaissance Acceptance Group, Inc.
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             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)

          0-14653                                        74-2119162
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   (Commission File Number)                   (IRS Employer Identification No.)

         5100 North O'Connor, Suite 300
         Irving, Texas                                      75039

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 (Address of Principal Executive Offices)                 (Zip Code)

                                 (214) 231-7624
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              (Registrant's Telephone Number, Including Area Code)

              1349 Empire Central, 13th Floor, Dallas, Texas 75247
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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

|_|  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

Item 4.01     Changes in Registrant's Certifying Accountant.

     On  September  29,  2004,  the  registrant  received  a letter  from Hein &
Associates  LLP  stating  that  the  client-auditor   relationship  between  the
registrant and Hein & Associates LLP has ceased.

     Hein & Associates LLP's report on the registrant's financial statements for the year ended December 31, 2002 did not contain an adverse opinion or a disclaimer of opinion, nor was either such report qualified or modified as to uncertainty, audit scope, or accounting principles, except the report of the financial statements contained a paragraph expressing substantial doubt regarding the registrant's ability to continue as a going concern.

     The decision to resign was made by Hein & Associates LLP, and accordingly, no action was taken by the registrant's board of directors.

     During the registrant's two most recent fiscal years and the subsequent interim periods through September 29, 2004, there were no disagreements with Hein & Associates LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Hein & Associates LLP, would have caused it to make reference to the subject matter of the disagreements in connection with its report on the financial statements for such periods, and there were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K. Specifically, for the subsequent interim periods between the fiscal year ended December 31, 2002 through September 29, 2004, Hein & Associates LLP did not review the registrant's financial statements for such subsequent interim periods. As a result, Hein & Associates LLP did not have any discussions with the registrant regarding any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, or inform the registrant of any reportable events with respect to such interim periods.

     The registrant is in the process of engaging new independent public accountants and is working towards filing its delinquent periodic reports to be filed with the Securities and Exchange Commission. In the event of any disagreement with such new independent public accountants, and/or if any reportable event is noted by such new independent public accountants, the Registrant will provide the specific disclosures required by Item 304 of Regulation S-K.

     The registrant has requested that Hein & Associates LLP furnish it with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements. The registrant will file this letter as an exhibit to an amendment to this Form 8-K.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 12, 2004


                                     Renaissance Acceptance Group, Inc.


                                     /s/ Frederick G. Johansen
                                     Fredrick G. Johansen
                                     Chief Executive Officer